Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

NovaTide Flexible Allocation ETF   (NMBL)

(the “Fund”)

Listed on NYSE Arca, Inc.

Supplement dated May 28, 2026,

to the Statement of Additional Information (“SAI”),

dated September 14, 2025, as previously supplemented

Effective immediately, the section entitled “Digital Assets” is revised to clarify that the Fund may obtain exposure to a broader range of digital assets through investments in exchange-traded products (“ETPs”), including grantor trusts and commodity pools. Accordingly, the first paragraph of the section entitled “Digital Assets” is replaced with the following:

The Fund may invest in one or more ETFs, ETPs, grantor trusts, commodity pools or other pooled investment vehicles (“Underlying Funds”) that seek exposure to digital assets and digital asset-related investments. Such digital assets may include, but are not limited to, Bitcoin, Ether, Zcash and other blockchain-based digital assets or protocols. The Underlying Funds may invest directly in digital assets or indirectly through derivatives instruments, including futures contracts, options, swaps or other instruments linked to the value of digital assets.

In addition, the following is added to the “Digital Assets Risk” section of the SAI:

•	Privacy-Focused Digital Asset Risk: Certain digital assets utilize privacy-enhancing technologies, including zero-knowledge cryptography or similar cryptographic protocols, which may obscure transaction information on the applicable blockchain network. Investments in digital assets that utilize such technologies may be subject to additional regulatory, legal, operational, reputational, liquidity and valuation risks. Privacy-focused digital assets may receive heightened scrutiny from regulators, governmental authorities, trading platforms, custodians and market participants. As a result, trading in such digital assets or related ETPs may become more limited, less liquid or unavailable in certain jurisdictions or on certain platforms, which could adversely affect the value of the Fund’s investments.

Please retain this Supplement with your SAI.